Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
IN AND FOR NEW CASTLE COUNTY

)
HORIZON PERSONAL COMMUNICATIONS,	)
INC., an Ohio corporation, and BRIGHT PERSONAL	)
COMMUNICATIONS SERVICES, LLC, an Ohio	)
limited liability company,	)
)
Plaintiffs,	)
v.	)	Civil Action No. 1518-N
)
SPRINT CORPORATION, a Kansas corporation,	)
WIRELESSCO, L.P., a Delaware limited partnership,	)
SPRINT SPECTRUM L.P., a Delaware limited	)
partnership, SPRINTCOM, INC., a Kansas	)
corporation, SPRINT COMMUNICATIONS	)
COMPANY L.P., a Delaware limited partnership,	)
NEXTEL COMMUNICATIONS, INC., a Delaware	)
corporation, PHILLIECO L.P., a Delaware limited	)
partnership, and APC PCS LLC, a Delaware limited	)
liability company,	)
)
Defendants.	)
)

PLAINTIFFS’ MOTION FOR CONTEMPT

Plaintiffs Horizon Personal Communications, Inc. (“Horizon”) and Bright Personal Communications Services, LLC (“Bright”), by their undersigned attorneys, hereby move pursuant to Court of Chancery Rule 70(b) for entry of an order (1) finding Sprint Corporation, WirelessCo, L.P., Sprint Spectrum L.P., SprintCom, Inc., Sprint Communications Company L.P., Nextel Communications, Inc., PhillieCo L.P. and APC PCS LLC (collectively, “Sprint Nextel” or “Defendants”) in contempt of this Court’s September 7, 2006 Final Order and Judgment, (2) directing Sprint Nextel to cease and desist from violating this Court’s September 7, 2006 Final Order and Judgment and (3) awarding Plaintiffs the fees incurred in filing this motion.  In support of this motion, Plaintiffs state as follows:

BACKGROUND

1.             On September 7, 2006, this Court entered a Final Order and Judgment in this matter, holding that “Sprint Nextel will violate the implied duty of good faith and fair dealing if it offers iDEN products and services using the same Sprint brand and marks that Plaintiffs have used or are using in connection with their sale of Sprint PCS Products and Services (‘the Sprint pcs brand and/or marks’) or a brand or mark confusingly similar to the Sprint pcs brand or marks.”  9/7/06 Order at 3.  In that same order, the Court enjoined “Sprint Nextel and those acting in concert with it” from engaging in such conduct.  Id. at 4.

2.             Defendants are ignoring this Court’s order and are still “offer[ing] iDEN products and services using the . . . Sprint brand and marks . . . or mark[s] confusingly similar” to those marks.  First, Sprint Nextel recently ran an advertisement in the South Bend Tribune — which circulates in Bright’s Service Area — promoting iDEN products and services with the “Sprint” brand, referring to Nextel stores as “Sprint store[s]” and telling customers that Nextel iDEN products are available “only from Sprint.”  This newspaper insert is attached as Exhibit A to the Affidavit of Timothy Yager, which is filed herewith.

3.             Second, Sprint Nextel continues to offer iDEN products and services using “Fair & Flexible,” even though Plaintiffs use that same mark and other similar marks to promote Sprint PCS Products and Services.  For example, Sprint Nextel continues to use “Fair & Flexible” to promote Nextel products and services to customers who access the Sprint Nextel website using zip codes within the Service Areas of Bright and Horizon.  Examples of these website violations are attached as Exhibits B and C to Mr. Yager’s affidavit.  In addition, Sprint Nextel distributes and makes available in Nextel stores located within the Service Areas of Bright and Horizon brochures that prominently feature Fair & FlexibleSM.  A copy of one of these brochures is attached as Exhibit D to Mr. Yager’s affidavit.

4.             Finally, Sprint Nextel is promoting iDEN products and services to customers who access the Sprint Nextel website using zip codes within the Service Areas of Bright and Horizon using Sprint Business Essentials®, a service mark used by Horizon and Bright to promote Sprint PCS Products and Services.  Examples of Sprint Nextel’s wrongful conduct are attached as Exhibits B and C to Mr. Yager’s affidavit.

5.             On November 7, 2006, counsel for Plaintiffs sent counsel for Sprint Nextel a letter (Yager Aff. Ex. E) demanding that Sprint Nextel cease and desist from violating this Court’s September 7, 2006 Final Judgment and Order.1  Plaintiffs warned Sprint Nextel that failure to comply with this demand could result in a contempt motion before this Court.

6.             On November 14, 2006, Sprint Nextel sent a response (Yager Aff. Ex. F).  Sprint Nextel admitted its use of “Fair & Flexible” in connection with iDEN products and services, but contended that this use fell outside the Court’s September 7, 2006 Final Judgment Order.  As for the South Bend newspaper advertisement, Sprint Nextel advised Plaintiffs that it was “investigating” the issue.  But Sprint Nextel did not deny placing the ad — thus, as shown below, there are no material facts left to investigate.

LEGAL STANDARD

7.             Court of Chancery Rule 70(b) authorizes this Court to provide relief “[f]or failure to obey a restraining or injunctive order, or to obey or perform any order.”  Del. Ct. Ch. R. 70(b).  All that is required to establish contempt is a showing that “the defendants violated an order of [the] Court.”  Mother African Union First Colored Methodist Protestant Church v. Conference of African Union First Colored Methodist Protestant Church, 1998 Del. Ch. LEXIS 239, *18 (Dec. 11, 1998) (internal footnotes and quotations omitted) (attached hereto as Ex. 1).  A

1                      Because Horizon and Bright only recently learned of Sprint Nextel’s misuse of Sprint Business Essentials®, that issue was not raised in their November 7, 2006 letter.

defendant’s “state of mind is immaterial.”  Id.  The appropriate remedy “is a matter within the sound discretion of [this] Court.”  Wilmington Fed’n of Teachers v. Howell, 374 A.2d 832, 838 (Del. 1977).

SOUTH BEND TRIBUNE NEWSPAPER ADVERTISEMENT

8.             As noted above, Sprint Nextel used the “Sprint” name in advertising Nextel stores and iDEN products and services in the South Bend Tribune.  Yager Aff. Ex. A.2  Sprint Nextel’s advertisement refers to “your neighborhood Nextel store” as the “new Sprint store” and tells customers to go to that “Sprint store” to purchase an iDEN handset, the i670 by Motorola, featured in the advertisement.  Even worse, the advertisement invites customers to go to that same Nextel store in Mishawaka, Indiana to purchase a Samsung® A640, a CDMA product.

9.             Defendants’ conduct violates the September 7, 2006 Final Order and Judgment and creates precisely the type of “likelihood of confusion in the minds of consumers” this Court sought to prevent.  9/7/06 Order at 3.  Sprint Nextel’s advertisement blatantly tells consumers that a Nextel store is a “Sprint store.”  To compound the confusion, Sprint Nextel’s advertisement misleads consumers with the patently false suggestion that CDMA phones are available from that Nextel store.  While Sprint Nextel advised Plaintiffs that it is “investigating” the matter, it does not and cannot dispute placing the ad, and it does not and cannot dispute that the ad is a violation of the Court’s Order.  Those facts are all that is required for a finding of contempt.

SPRINT NEXTEL’S MISUSE OF “FAIR & FLEXIBLE”

10.           In addition, Sprint Nextel should be held in contempt for its continued use of the Sprint “Fair & Flexible” marks in promoting iDEN products and services.  As noted above,

2              This advertisement ran in the South Bend Tribune in October 2006.  Yager Aff. ¶ 10.

Sprint Nextel continues to use “Fair & Flexible” to promote Nextel products and services to customers who access the Sprint Nextel website using zip codes within the Service Areas of Bright and Horizon.  Yager Aff. ¶¶ 11-12, Exs. B-C.  In addition, Sprint Nextel distributes and makes available in Nextel stores located within the Service Areas of Bright and Horizon brochures that prominently feature Fair & FlexibleSM.  Yager Aff. ¶ 13, Ex. D.  Exhibit D — which was taken from the Nextel store in Glenbrook Square Mall in Fort Wayne, Indiana, located in Bright’s Service Area (Yager Aff. ¶ 13) — is an example of one of these brochures.

11.           The Final Order and Judgment prohibits Sprint Nextel from “offer[ing] iDEN products and services using the same Sprint brand and marks that Plaintiffs have used or are using in connection with their sale of Sprint PCS Products and Services (‘the Sprint pcs brand and/or marks’) or a brand or mark confusingly similar to the Sprint pcs brand or marks.”  9/7/06 Order at 3-4 (emphasis added).

12.           On April 15, 2004, Defendant Sprint Communications Company L.P. — one of the “Sprint PCS” entities under the Horizon and Bright Management Agreements and Trademark Agreements — filed an application to register Sprint PCS Fair & FlexibleSM (registration number 2982248).  Yager Aff. Ex. G.  On August 2, 2005, the Trademark Office registered that mark to Defendant Sprint Communications Company L.P.  Id.

13.           Since May 2004, Horizon and Bright have offered and promoted Sprint PCS Products and Services using Fair & Flexible SM, Sprint Fair & Flexible SM, Sprint Fair & Flexible Plans SM and Sprint Fair & Flexible Plans for Families SM (collectively, the “Fair & Flexible marks”).  Yager Aff. ¶ 5.  Horizon and Bright have heavily advertised the Fair & Flexible marks, featuring them prominently in their local advertising.  Id. ¶ 6.  Thus, the Fair & Flexible marks are clearly “marks that Plaintiffs have used or are using in connection with their sale of Sprint PCS Products and Services.”  9/7/06 Order at 3.

14.           Further, the Fair & FlexibleSM mark Defendants are using to promote iDEN products and services (see, e.g., Yager Aff. Ex. D) is identical to the Fair & FlexibleSM mark Plaintiffs “have used [and] are using in connection with their sale of Sprint PCS Products and Services.”  9/7/06 Order at 3.  It is also confusingly similar to the Sprint Fair & Flexible SM, Sprint Fair & Flexible Plans SM and Sprint Fair & Flexible Plans for Families SM marks used by Plaintiffs.  Thus, Defendants’ conduct is a clear violation of this Court’s injunction.

15.           In its response letter, Sprint Nextel appears to be making a play on words in a futile attempt to take Sprint Nextel’s use of “Fair & Flexible” outside the scope of this Court’s injunction.  Yager Aff. Ex. F, at 1-2.  Under Defendants’ tortured construction, this Court’s order relates solely to brands or marks placed on products and excludes “brands or marks used to promote pricing plans.”  Id. at 1.

16.           Defendants’ hair-splitting semantic exercise is untenable.  For one thing, Sprint Nextel and the Affiliates do not sell pricing plans on a stand-alone basis.  It is not possible to purchase a “pricing plan” without an accompanying product or service.  Yager Aff. ¶ 7.  The price of any good or service is an integral part of the offer for that good or service.  Wireless phones are no different.  Wireless pricing plans — including those associated with “Fair & Flexible” — are promoted only “in connection with the[] sale of Sprint PCS Products and Services” to which those pricing plans apply.  9/7/06 Order at 3; Yager Aff. ¶ 8.  Thus, Defendants’ use of “Fair & Flexible” falls within the plain letter of this Court’s Final Order and Judgment.

17.           Indeed, the Lanham Act defines “service mark” as a “word, name, symbol, or device, or any combination thereof” used to “identify and distinguish the services of one person, including a unique service, from the services of others and to indicate the source of the services, even if that source is unknown.”  15 U.S.C.A. § 1127 (defining “service mark”) (emphasis added).  In other words, by definition, the Fair & Flexible marks — like all service marks — “distinguish[] the services” of Sprint and its Affiliates from the services of their competitors.  Otherwise, the marks would not be entitled to protection under the Lanham Act — protection that Defendants themselves requested, and that the government granted, when they registered their marks.

18.           Further, Defendants are ignoring the whole point of the trial and the Court’s judgment.  Nothing in the trial record or the Court’s order creates an exception for marks or brands used on “pricing plans,” and no such exception should be engrafted now.  The record demonstrates that “Fair & Flexible” has been a key contributor to legacy Sprint’s brand identity — and Sprint Nextel’s attempt to divert that mark to Nextel products and services was a focal point of the trial.  See Tr. 2011:20-23; 2012:12-14 (D. Bottoms) (“Fair & Flexible” has been a “key marketing plan for Sprint”) (Ex. 2).  The fact that Sprint Communications Company L.P.’s service-mark registration linked “Fair & Flexible” to the “Sprint PCS” brand name underscores the relationship between the “Fair & Flexible” mark and Sprint’s brand identity.  As Tim Kelly — President of Sprint Nextel’s Consumer Solutions Division — put it, Fair & Flexible has been a “contributor to creating a brand identity” by reinforcing “people’s perception of Sprint as a flexible carrier.”  10/27/05 T. Kelly Dep. at 73:16-17, 74:23-24 (attached hereto as Ex. 3); see also 10/28/05 G. Conway Dep. at 156:1-4 (“on an ongoing basis [Sprint is] using Fair & Flexible and Free Incoming as the message to define the brand”) (attached hereto as Ex. 4).  Gary

Conway — Sprint Nextel’s Vice President for Corporate Brand Marketing — testified that “Fair & Flexible” defined the legacy Sprint brand:

Q.    How would you define the legacy

Sprint brand?

A.    How would I define it?

Q.    Yes.

A.    Legacy Sprint brand was built most

recently around standing for Fair & Flexible.

Research would indicate that there is a certain

amount of — there is a certain perception out

there that they were one of just a regular guy

kind of company, regular guy kind of company. . . .

10/28/05 G. Conway Dep. 178:1-10 (Ex. 4).

19.           Both legacy Sprint and the Affiliates have benefited tremendously from the “national brand campaign on Fair & Flexible.”  10/27/05 T. Kelly Dep. 73:1-7 (Ex. 3).  According to Kelly, the “Fair & Flexible advertising campaign has been a primary driver behind new [subscribers].”  Id. at 75:3-4.  In addition, Sprint Nextel has “seen better loyalties as a result of . . . Fair and Flexible . . . mean[ing] lower churn.”  Tr. 1026:4-11 (L. Lauer) (Ex. 2).  But now, Defendants are attempting to take away Plaintiffs’ “competitive distinguishing mark” and give it to Nextel.  Dr. Craig, Sprint Nextel’s expert witness at trial, conceded as much:

Q:    To the extent that the affiliates used

to use the Sprint PCS Fair & Flexible America Plan to

distinguish themselves from Nextel in their

territories, if the Fair & Flexible Plan is offered at

the Nextel stores, that competitive distinguishing

mark is gone?  Isn’t it?

A:    That’s true.

Tr. 1876:18-24 (C. Craig) (Ex. 2).

20.           As this Court recognized, “Plaintiffs became Affiliates in part to take advantage of the Sprint brand and marks.  Stripping that brand and those marks of their fundamental purpose thus would deny Plaintiffs the benefit of the bargain they struck with Sprint.”  8/4/06

Order at 41.  Since CDMA and iDEN products “deliver virtually identical customer experiences” (id. at 6), Sprint’s brand identity is perhaps the primary competitive distinction Plaintiffs enjoyed prior to Sprint’s merger with Nextel.  “Fair & Flexible” is an important part of that identity.  Defendants are simply trying to deny Plaintiffs the benefit of their bargain, and that is exactly the kind of misconduct that this Court entered its Final Order and Judgment to prevent.

21.           In light of the above, Defendants’ promotion of iDEN products and services to customers in the Horizon and Bright territories using “Fair & Flexible” violates this Court’s Final Judgment and Order.3  This Court should find Defendants in contempt.

SPRINT NEXTEL’S MISUSE OF SPRINT BUSINESS ESSENTIALS®

22.           Finally, Sprint Nextel should also be held in contempt for its use of the Sprint Business Essentials® mark in promoting iDEN products and services.  As noted above, Sprint Nextel is using Sprint Business Essentials® to promote iDEN products and services to customers who access the Sprint Nextel website using zip codes within the Service Areas of Bright and Horizon.  Examples of this wrongful conduct are attached as Exhibits B and C to Mr. Yager’s affidavit.

23.           The Final Order and Judgment prohibits Sprint Nextel from “offer[ing] iDEN products and services using the same Sprint brand and marks that Plaintiffs have used or are using in connection with their sale of Sprint PCS Products and Services.”  9/7/06 Order at 3.

24.           On May 29, 2003, Defendant Sprint Communications Company L.P. — one of the “Sprint PCS” entities under the Horizon and Bright Management Agreements and Trademark Agreements — filed an application to register Sprint Business Essentials® (registration number

3                      Exhibits B and C to Mr. Yager’s affidavit — which provide evidence of Defendants’ wrongful conduct — were printed from Sprint Nextel’s website on December 7, 2006.  Yager Aff. ¶¶ 11-12.

2950043).  Yager Aff. Ex. H.  On May 10, 2005, the Trademark Office registered that mark to Defendant Sprint Communications Company L.P.  Id.

25.           Horizon and Bright promote and sell Sprint PCS Products and Services using the Sprint Business Essentials® mark.  Yager Aff. ¶ 9.  Sprint Nextel’s use of that identical mark to promote iDEN products and services is a blatant violation of this Court’s injunction.  For this reason too, Defendants should be held in contempt.

PLAINTIFFS ARE ENTITLED TO RELIEF

26.           After a violation of a court order is shown, all that is required before the court provides a remedy is a showing that “the sanction [the movant] seek[s] is coercive or remedial in nature.”  Mother African Union First Colored Methodist Protestant Church, 1998 Del. Ch. LEXIS at *18.

27.           Plaintiffs request a cease-and-desist order, which prohibits Sprint Nextel from referring to Nextel stores as “Sprint” stores and using “Fair & Flexible” and “Sprint Business Essentials” in connection with promoting iDEN products and services, in accordance with this Court’s September 7, 2006 injunction.

28.           In addition, Plaintiffs are entitled to their reasonable attorneys’ fees.  See Evans v. Haney, 2000 Del. Ch. LEXIS 111, *5 (June 29, 2000) (attached hereto as Ex. 5).

WHEREFORE, Plaintiffs respectfully request that the Court enter an order (1) finding Defendants in contempt of the Court’s September 7, 2006 Final Order and Judgment, (2) directing Defendants to cease and desist from using the “Sprint” brand, the Fair & FlexibleSM mark and the Sprint Business Essentials® mark in promoting iDEN products and services, and (3) awarding Plaintiffs their reasonable fees incurred in bringing this motion.

BOUCHARD MARGULES & FRIEDLANDER, P.A.

By:	/s/ Andre G. Bouchard
Andre G. Bouchard (# 2504)
John M. Seaman (#3868)
222 Delaware Avenue, Suite 1400
Wilmington, Delaware 19801
(302) 573-3500

Attorneys for Plaintiffs

Horizon Personal Communications, Inc. and

Bright Personal Communications Services, LLC

OF COUNSEL:

Michael R. Feagley

John M. Touhy

Michael K. Forde

MAYER, BROWN, ROWE & MAW LLP

71 South Wacker Drive

Chicago, IL  60606-3441

(312) 782-0600

DATED:  December 11, 2006